EXHIBIT 10.9

                             COMMERCIAL GUARANTY

Borrower:  Sportsline U.S.A., Inc.        Lender: Silicon Valley Bank, A
           6340 N.W. 5th Way                      California chartered bank with
           Fort Lauderdale, FL 33309              a Loan Production Office
                                                  located at 40 William Street
                                                  Wellesley, MA 02181

Guarantor: Kleiner Perkins Caulfield & Byers VII, L.P.
           2750 Sand Hill Road
           Menlo Park, CA  94025

AMOUNT OF GUARANTY. The principal amount of this Guaranty is One Million Five Hundred Thousand & 00/100 Dollars ($1,500,000.00).

CONTINUING GUARANTY. For good and valuable consideration, Kleiner Perkins Caufield & Byers VII, LP. ("Guarantor") absolutely and unconditionally guarantees and promises to pay to Silicon Valley Bank ("Lender") or its order, in legal tender of the United States of America, the indebtedness (as that term is defined below) of SPORTSLINE USA, INC. ("Borrower") to Lender on the terms and conditions set forth in this Guaranty. The obligations of Guarantor under this Guaranty are continuing.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty.

      Borrower. The word "Borrower" means SPORTSLINE USA, INC.

      Guarantor. The word "Guarantor" means Kleiner Perkins Caufield & Byers VII, LP.

      Guaranty. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of lender dated December 13, 1995.

      Indebtedness. The word "Indebtedness" shall mean and refer to the obligations of Borrower under that certain Promissory Note, dated December 13, 1995, in the original principal amount of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00, together with all renewals, extensions and modifications thereof; provided, however that any renewal extension, or change (other than by reason of acceleration after an event of default) in the time that payment of the indebtedness is due or any change in the interest rate shall have been consented to in writing by Guarantor.

      Lender. The word "Lender" means Silicon Valley Bank a California chartered bank, its successors and assigns.

      Related Documents. The words "Related Documents" mean and include without imitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgage, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness of this Guaranty.

MAXIMUM LIABILITY. The maximum liability of Guarantor under this Guaranty shall not exceed at any one time the sum of the principal amount of $1,500,000.00, plus all interest thereon, plus any costs and expenses (including attorneys' fees) awarded to a prevailing party in litigation in connection with the enforcement of the indebtedness of this Guaranty.

The above limitation on liability is not a restriction on the amount of the Indebtedness of Borrower to lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

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NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all indebtedness within the limits set forth in the preceding section of this Guaranty. Accordingly, no payments made upon the indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the indebtedness or any of the indebtedness which subsequently arises or is thereafter incurred or contracted.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or nay notice to Guarantor or to Borrower, and will continue in full force until all indebtedness incurred or contracted before receipt by lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be delivered to Lender at the address of Lender listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new indebtedness created after actual receipt by lender of Guarantor's written revocation. For this purpose and without limitation, the term "now indebtedness' does not include indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all indebtedness incurred by Borrower or committed by lender prior to receipt of Guarantor's written notice of revocation, including any substitutions or modifications of the indebtedness, and, provided that the same has been consented to in writing by Guarantor, any renewal, extension of change in the time that payment of the indebtedness is due or change in the interest rate. All renewals, extensions, substitutions, and modifications of the indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new indebtedness. Release of any other guarantor or termination of any other guaranty of the indebtedness shall not affect the liability of Guarantor under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantor that reductions in the amount of indebtedness, even to zero dollars ($0.00), prior to written revocation of this Guaranty by Guarantor shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed indebtedness remains unpaid and even though the indebtedness guaranteed may from time to time be zero dollars ($0.00).

GUARANTORS AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to modify the terms of the indebtedness as Lender deems appropriate (c) to take and hold security for the payment of the indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (d) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner lender may choose; (e) to determine how, when and what application of payments and credits shall be made on the indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any non judicial sale permitted by the terms of the controlling security agreement of deed of trust, as Lender in its discretion may determine; (g) to sell, transfer, assign, or grant participation in all or any part of the indebtedness; and (h) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representation or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Lender has made no representation to Guarantor as to the creditworthiness of Borrower, and (d) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law. Guarantor waives any right to require Lender to (a) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, lender, or any other guarantor or surety of Borrower, or the creation of new or additional indebtedness; (b) proceed against any person, including Borrower, before proceedings against Guarantor; (c) apply any payments or proceeds received against the indebtedness in any order; (d) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (e) disclose any information about the indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or
(f) pursue any remedy or course of
action in lender's power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (a) any disability or other defense of Borrower, any other guarantor or surety or any other person; (b) the cessation from any cause whatsoever, otters than payment in full, of the indebtedness; (c) the application of proceeds of the indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender; (d) any act or omission or commission by lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the indebtedness, or the loss or release of any collateral by operation of law or otherwise; or (e) any modification or change in terms of the indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time and that payment of the indebtedness is due and any change in the interest rate; provided, however, that any renewal, extension, or change (other than by reason of an acceleration after an occurrence of an event of default) in the time that payment of the indebtedness is due and any change in the interest rate shall have been consented to in writing by Guarantor, and including any such modification or change in terms after revocation of this Guaranty on indebtedness incurred prior to such revocation. Until all indebtedness is paid in full, Guarantor waives all rights and nay defenses Guarantor may have arising our of any election of remedies by Lender even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower or any other guarantor or surety.

Guarantor further waives any right to enforce any remedy Lender may have against Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set froth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such wavier shall be effective only to the extent permitted by law or public policy.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the indebtedness of Borrower to Lender, whether now existing or hereafter crated, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower relating to the indebtedness. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims or both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower, provided however, that such assignment shall be effective only for the purpose of assuring to lender full payment in legal tender of the indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and the financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

      Applicable Law. This Guaranty has been delivered to Lender and accepted by lender in the State of California. If there is a lawsuit, Guarantor agrees upon lender's request to submit to the jurisdiction of the courts of Santa Clara County, State of California. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other. (Initial Here ______________) This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

      Expenses. Guarantor agrees that the prevailing party in any litigation shall be entitled to recover any and all expenses (including attorneys' fees) incurred by it in enforcing this Guaranty.

      Notices. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile, and, except for revocation notices by Guarantor, shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to lender as provided above in the section titled "DURATION OF GUARANTY." If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

      Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require: and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this guaranty. If a court of competent jurisdiction finds an8y provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

      Waiver. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A wavier by lender of a provision of this Guaranty shall not prejudice or constitute a wavier of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of delaying between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole reasonable discretion of Lender.

REVIVAL OF GUARANTY. Guarantor's liability under this Guaranty shall be reinstated and revived with respect to any amount paid by any party on account of the indebtedness which shall thereafter be required to be restored or returned by lender as a result of bankruptcy, or reorganization of such party or for any other reason all as though such amount had never been paid.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THE GUARANTY EFFECTIVE. THIS GUARANTY IS DATED DECEMBER 13, 1995.

GUARANTOR:

Kleiner Perkins Caufield & Byers VII, LP.

By: KPCB VII Associates, LP., its General Partner

By: /s/ JOSEPH S. LACOB
    ---------------------

   Name: Joseph S. Lacob General Partner

                          PARTNERSHIP CERTIFICATE TO
                           GUARANTEE / SUBORDINATE

Borrower:    SPORTSLINE USA, INC.        Bank: Silicon Valley Bank a California
                                         chartered bank
             6340 NW5th Way              doing business as "Silicon
                                         Valley East"
             Fort Lauderdale, FL 33309   40 William Street, Suite 350
                                         Wellesley,MA 02181

Partnership: Kleiner Perkins Caufield & Byers VII,
             L.P.
             2750 Sand Hill Road
             Menlo Park, CA 94025

In consideration of the proposed Promissory Note of even date herewith, in the original principal amount of $1,500,000.00 (the "Bridge Note") between SportsLine USA, Inc. ("Borrower") and Silicon Valley Bank ("Bank"), the persons signing below on behalf of KPCB VII Founders Fund, L.P. (the "Partnership") jointly and severally represent and certify to Bank and agree with Bank that they are the sole general partners of the Partnership that the Partnership name shown above is the complete and correct name of the Partnership.

PARTNERSHIP EXISTENCE. The Partnership is duly organized, existing and in good standing under the laws of the State of California. In addition. the Partnership is qualified and has filed or obtained all necessary filings. governmental licenses and approvals from each state in which the Partnership is doing business.

PARTNERSHIP AGREEMENTS. All the general partners of the Partnership have met to consider the matters set forth below and agree with Bank that ANY ONE (1) of the undersigned general partners of the Partnership acting for and on behalf of the Partnership and as its act and deed be and he or she hereby is. authorized and empowered in the name of the Partnership:

      GUARANTY. To guarantee the Bridge Note (the "Guaranty").

      EXECUTE THE GUARANTY AGREEMENT. To execute and deliver to Bank the form of Commercial Guaranty Agreement.

      SUBORDINATE INDEBTEDNESS. To execute and deliver to Bank the form of subordination agreement. subordinated note and any other related documents which may be submitted by or approved by Bank, and which shall evidence the terms and conditions under and pursuant to which such subordinations, are given and also to execute and deliver to Bank any other written instruments, of any kind or nature. which may be necessary or proper in connection with or pertaining to the giving of subordinations

      FURTHER ACTS. To do and perform such other acts and things and to execute and deliver such other documents and agreements as he or she may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Certificate.

                          PARTNERSHIP CERTIFICATE TO
                           GUARANTEE / SUBORDINATE
                                    Page 2

RATIFICATION. The Partnership hereby ratifies and confirms the acts of its partners. agents or employees in heretofore entering into any agreement related to the Bridge Note in favor of Bank together with any act performed in relation thereto.

CONTINUING VALIDITY. These agreements shall remain in full force and effect until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Partnership's agreements or commitments in effect at the time notice is given.

      IN WITNESS WHEREOF, we each have read all the provisions of this Partnership Certificate to Guarantee/Subordinate, and we each jointly and severally and on behalf of the Partnership certify and agree to its terms and attest that the signatures set opposite the names listed below are their genuine signatures. This certificate is dated December 13, 1995.

CERTIFIED TO AND ATTESTED BY:
Kleiner Perkins Caufield & Byers Vll, L.P.

By:  KPCB VII Associates, L.P.

      By: /s/ JOSEPH S. LACOB
          -------------------

         Joseph S. Lacob, General Partner

      By: /s/ BROOK M. BYERS
          ------------------

         Brook M. Byers, General Partner

                 CERTIFICATE FOR USE WITH A PARTNERSHIP WHICH
        IS A PARTNER IN A PARTNERSHIP COMPANY GUARANTOR/ SUBORDINATOR

Borrower:    SPORTSLINE USA, INC.       Bank: Silicon Valley Bank a California
                                        chartered bank
             6340 NW5th Way             doing business as "Silicon
                                        Valley East"
             Fort Lauderdale, FL 33309  40 William Street, Suite 350
                                        Wellesley, MA 02181

Partnership: Kleiner Perkins Caufield & Byers VII,
             L.P.
             2750 Sand Hill Road
             Menlo Park, CA 94025

The undersigned hereby certify to Silicon Valley Bank ("Bank '):

      That they are the sole General Partners of KPCB Vll ASSOCIATES L.P. (the Partnership') duly organized and existing under the laws of the State of California.

      That the Partnership is a partner in Kleiner Perkins Caufield & Byers VII, L.P. ("Company").

      That any and all fictitious name filings and related publications required for the Partnership by law have been made.

      That the Partnership deems it is in the best interest of Company to guarantee or grant collateral to support the obligations of Sportsline USA. Inc. ("Borrower") under that certain Promissory Note dated December 13, 1995 in the original principal amount of $1,500,000.00 (the "Bridge Note") to Silicon Valley Bank a California charted bank doing business as "Silicon Valley East" ("Bank") or to subordinate indebtedness owing by Borrower to Company to Borrower's obligations to Bank.

      That all the general partners of the Partnership have met to consider the matters set forth below and agree with Bank that ANY ONE (1) of the undersigned general partners of the Partnership acting for and on behalf of the Partnership and as its act and deed be and he or she hereby is, authorized and empowered in the name of the Partnership:

      (a) To execute Bank's standard form partnership certificate to guarantee/subordinate executed in connection with the obligations of Borrower to Bank with such changes as may appear appropriate as a partner in Company; and

      (b) To perform or cause to be performed all further acts and execute and deliver all further instruments which Bank may deem necessary to carry out the purposes of this certificate.

      That the Partnership hereby ratifies and confirms the acts of its partners, agents. or employees on behalf of the Partnership in its status as a partner in Company.

                 CERTIFICATE FOR USE WITH A PARTNERSHIP WHICH
        IS A PARTNER IN A PARTNERSHIP COMPANY / GRANTOR / SUBORDINATOR
                                    Page 2

      This certificate shall remain in full force and effect until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Partnership's agreements or commitments in effect at the time notice is given.

      IN WITNESS WHEREOF, we each have read all the provisions of this certificate for use with a partnership which is a partner in a partnership guarantor/grantor/subordinator, and we each jointly and severally and on behalf of the Partnership certify and agree to its terms and attest that the signatures set opposite the names listed below are their genuine signatures.
This certificate is dated December 13' 1995.

CERTIFIED TO AND ATTESTED BY:

KPCB VII Associates, L.P.                 _________________________________

                                          _________________________________
                                          General Partner

By: /s/ JOSEPH S. LACOB
   -------------------------------
   General Partner JOSEPH S. LACOB

                                          _________________________________

                                          _________________________________
By: /s/ BROOK M. BYERS
    ------------------                    General Partner
   General Partner